UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Item 1.    Reports to Stockholders.

Managed High Yield Plus Fund Inc.
Annual Report
May 31, 2007

Managed High Yield Plus Fund Inc.

July 13, 2007

Dear shareholder,
We are pleased to present you with the annual report for Managed High Yield Plus Fund Inc. (the “Fund”) for the fiscal year ended May 31, 2007.

Thomas Haag, CFA, assumed day-to-day portfolio management responsibilities for the Fund on June 1, 2007. Mr. Haag joined UBS Global Asset Management (Americas) Inc. (“UBS Global Asset Management“), the Fund’s investment advisor, in April 2007 as Senior Portfolio Manager and Executive Director responsible for high yield portfolio management. Prior to joining UBS Global Asset Management, he had served as a high yield portfolio manager for another firm since 2002. Mr. Haag has held other positions relating to high yield portfolio management and credit research dating back to 1986.

Shu-Yang Tan had been serving as the Portfolio Manager for the Fund, as well as the Head of High Yield Research at UBS Global Asset Management. Mr. Tan continues to serve as the Head of High Yield Research, and works closely with Mr. Haag.

Given that the primary focus of this letter is to provide shareholders with an overview of the last fiscal year, an interview with the prior Portfolio Manager, Mr. Tan, appears below.

Performance
Over the fiscal year ended May 31, 2007, the Fund returned 12.93% on a net asset value basis and 19.13% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged) category were 14.75% and 19.05% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”) returned 12.61% over the annual period. (For more performance information, please refer to “Performance at a glance” on page 6.)
Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital appreciation

Portfolio manager:
Thomas Haag, CFA
UBS Global Asset Management
(Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

Managed High Yield Plus Fund Inc.

The Fund continued to use leverage during the fiscal year, which enhanced its results on both an absolute and relative basis versus its benchmark. As of May 31, 2007, leverage accounted for 30.9% of the Fund’s total assets. Leverage had a positive effect on the Fund’s income during the 12-month period, as the yields on the Fund’s longer-term bonds more than offset the borrowing costs. Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns within the Fund’s peer group, related to the degree of leverage employed.

The Fund traded at a premium to its net asset value (“NAV”) per share during the entire reporting period. A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with former Portfolio Manager Shu-Yang Tan
Q.	How would you describe the economic environment during the past fiscal year?
A.	The US economy, which expanded at a rapid pace in early 2006, showed increasing signs of weakness during the reporting period. After growing 5.6% in the first quarter of 2006, gross domestic product (GDP) moderated over the remainder of the year and into 2007. In the second and third quarters of 2006, GDP growth was 2.6% and 2.0%, respectively. The economy then expanded by 2.5% in the fourth quarter of 2006, but the final estimate for first quarter 2007 GDP growth was a weak 0.7%. A variety of factors caused the economy to expand at a more moderate pace during the reporting period, including a cooling housing market and relatively tepid business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	At its June 2006 meeting, the Fed raised the federal funds rate by 25 basis points (0.25%), bringing it to 5.25%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This move effectively ended a string of 17 consecutive hikes implemented by the Fed dating back to June 2004. The Fed held rates steady at 5.25% for the remainder of the reporting period, and has repeatedly indicated that future rate movements

Managed High Yield Plus Fund Inc.

would be data-dependent as it attempts to ward off inflation and keep the economy growing at a reasonable pace.

Q.	How did the high yield market perform during the reporting period?
A.	Despite periods of volatility, the high yield asset class generated strong results during the fiscal year. For the 12 months ended May 31, 2007, the Merrill Lynch US High Yield Cash Pay Constrained Index returned 12.61%, generating positive returns in 11 of the 12 months, with returns of 1% or greater for eight of those months. In contrast, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 6.66% over the same period. The market’s rally was broad, illustrated by the fact that each of the sectors in the Index posted positive returns over the 12-month period.

The high yield market was buoyed by strong liquidity, low default rates and healthy fundamentals, helping spread levels to reach a record low during the period. (The term ”spread levels,” in this instance, refers to the difference in yields between high yield debt and US Treasury obligations.) The decrease in the spread levels between the yields of lower-rated, relatively riskier high yield bonds and US Treasury obligations reflected greater investor confidence in the high-yield area as the high yield rated bonds outperformed the Index during the reporting period.

Q.	How did you position the Fund’s portfolio?
A.	With high yield credit spreads reaching an all-time low during the reporting period, we believed the high yield market was generally richly valued. In response, we sought to reduce the overall level of risk in the portfolio. To do this, we focused on high yield bonds with relatively higher credit ratings in the B and B- range.

Q.	Which strategies and holdings enhanced results during the reporting period?
A.	Over the course of the reporting period, we maintained a significant overweight to securities with shorter durations, which reduced the portfolio’s sensitivity to the movement in interest rates. Overall, this helped the Fund to maintain a lower risk profile.

The Fund also benefited from our strategic purchases of the debt of companies which we believed would benefit from mergers, acquisitions, or leveraged buyouts. At the end of the reporting period, our largest exposures were to the paper/forest products, gaming, and building sectors. We also took gains from our investments in refinancing opportunities, emphasizing companies that were performing well, but

Managed High Yield Plus Fund Inc.

were carrying high-cost debt on their balance sheets. These companies stood to benefit from lowering their debt costs by tendering for their debt (offering to buy it back from debt holders), and then re-issuing that debt at current lower levels, or by prematurely calling their high-cost bonds. To entice investors to give up their high coupon bonds, issuers would pay a “tender premium.” It is also worth noting that at the beginning of the period, our biggest exposure was to the chemical sector, while at the end, it did not appear in the top five. This reduction was not due to a negative outlook for the sector, but due to the fact that many of the bonds were tendered for and refinanced by their issuers during the reporting period.

Q.	Which strategies and investments did not meet your expectations?
A.	Given our belief that the overall high yield market was overvalued, we emphasized a relatively higher-quality portfolio. This positioning detracted from results as more speculative securities generated stronger results during the fiscal year.

From an individual security standpoint, the Fund’s performance was hurt by its holding in Le-Natures. On November 1, 2006, a group of creditors forced Le-Natures into Chapter 7 bankruptcy following allegations of financial problems and fraudulent activity at the company. Immediately thereafter, Le-Natures’ bond prices fell sharply, and the position was sold from the portfolio shortly thereafter. We were also disappointed by the performance of Wornick, a producer of MRE (meals ready to eat) for use by the military, as the company did not handle its facilities reorganization well. We sold the position during the reporting period.

Q.	What is UBS Global Asset Management’s outlook for the economy and the high yield market?
A.	Our outlook for the high yield market remains modestly conservative. We view credit fundamentals somewhat positively, and have a slightly negative view of valuations.

In terms of credit fundamentals, over the short- to intermediate-term, we believe it is likely that reasonable economic growth should continue, with the exception of the housing market. We also believe that low high yield default rates are likely to continue for now in light of accommodative bank lending standards, beneficial merger and acquisition activity, and a more neutral Fed policy.

However, we also remain alert to the possibility that rich valuations, a weak housing market, high oil prices, a depreciating US dollar and an

Managed High Yield Plus Fund Inc.

increasingly risky high yield financing environment could impact the high yield market.

At this stage of the market cycle, we continue to feel that it is prudent to avoid increasing the Fund’s exposure to the higher-risk components of the high yield market. Mr. Haag is expected to continue this approach, and at the time of this writing we do not anticipate moving the Fund’s duration to neutral versus its benchmark.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your fund please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Shu-Yang Tan, CFA
Head of High Yield Research
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2007. The views and opinions in the letter were current as of July 13, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 05/31/07

			Since
Net asset value returns	1 year	5 years	inception*

Managed High Yield Plus Fund Inc.	12.93%	12.76%	0.58%

Lipper High Current Yield Funds
(Leveraged) median	14.75	13.87	4.58

Market price returns

Managed High Yield Plus Fund Inc.	19.13%	10.78%	0.99%

Lipper High Current Yield Funds
(Leveraged) median	19.05	9.92	3.48

Index returns

Merrill Lynch US High Yield Cash Pay
Constrained Index	12.61%	10.28%	6.33%

*	Since inception returns for the Fund are calculated from the date of the Fund’s inception on June 26, 1998. Inception returns for the Lipper High Current Yield Funds (Leveraged) median and Merrill Lynch US High Yield Cash Pay Constrained Index are calculated from the month-end closest to the Fund’s inception: June 30, 1998.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares.

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged.

Lipper peer group data calculated by Lipper Inc; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 05/31/07

Market price	$5.14

Net asset value	$4.91

May 2007 dividend	$0.0400

Market yield*	9.3%

NAV yield*	9.8%

*	Market yield is calculated by multiplying the May 2007 dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the May 2007 dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)#

Characteristics	05/31/07		11/30/06		05/31/06

Net assets (mm)	$299.3		$291.5		$291.2

Weighted average maturity	6.2 yrs		5.8 yrs		5.9 yrs

Leverage**	30.9%		31.8%		32.5%

Portfolio composition*	05/31/07		11/30/06		05/31/06

Corporate bonds	94.5%		98.9%		99.7%

Warrants	0.2		0.2		0.2

Stocks and other
equity securities	0.0 †		0.0 †		0.0 †

Cash equivalents	5.3		0.9		0.1

Total	100.0%		100.0%		100.0%

Credit quality*	05/31/07		11/30/06		05/31/06

BB & higher	6.5%		4.2%		3.5%

B	66.0		71.3		71.1

CCC & lower	20.7		22.7		24.4

Not rated	1.3		0.7		0.7

Equity/preferred	0.2		0.2		0.2

Cash equivalents	5.3		0.9		0.1

Total	100.0%		100.0%		100.0%

Top 5 bond holdings*	05/31/07		11/30/06		05/31/06

Bluewater Finance	1.9%	Levi Strauss	1.9%	Levi Strauss	1.9%

Ford Motor Credit	1.8	Sungard Data		Wheeling Island
		Systems	1.6	Gaming	1.6

Levi Strauss	1.7	Wheeling Island		Mediacom
		Gaming	1.5	Broadband	1.5

Sungard Data Systems	1.6	American Cellular	1.5	American Cellular	1.5

Bowater Canada Finance	1.5	Bluewater Finance	1.4	Mission Energy	1.4

Total	8.5%		7.9%		7.9%

Top five sectors*	05/31/07‡		11/30/06		05/31/06

Paper/forest products	9.0%	Chemicals	9.7%	Chemicals	9.5%

Gaming	8.2	Gaming	8.7	Gaming	8.2

Building materials	6.0	Printing & publishing	6.6	Telecommunications	7.2

Media-publishing	5.3	Telecommunications	6.5	Printing & publishing	6.3

Consumer services	4.8	Technology	6.5	Healthcare	5.9

Total	33.3%		38.0%		37.1%

*	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
**	As a percentage of total assets.
†	Weighting represents less than 0.05% of total investments as of the date indicated.
‡	Effective March 31, 2007, the Fund’s industry categorizations for portfolio holdings have been changed. The Fund’s advisor views the changes as relatively minor; however, prior portfolio statistics information may not be as comparable to current or future portfolio statistics as might have otherwise been the case.
#	The Fund’s portfolio is actively managed and its composition will vary over time.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—132.58%

Agriculture—1.07%
$3,000	Southern States Cooperative, Inc.[1,2]	11/01/10	10.500%	$3,210,000

Asset-backed—0.09%
2,750	Structured Asset Securities Corp.,
	Series 2006-S1, Class B2[1,2]	03/25/36	7.820 [3]	254,925

Automobile OEM—0.93%
3,000	General Motors[2]	07/15/33	8.375	2,790,000

Automotive parts—3.49%
6,200	ArvinMeritor, Inc.[2]	09/15/15	8.125	6,161,250

4,000	Stanadyne Corp.[2]	08/15/14	10.000	4,270,000

				10,431,250

Building materials—8.39%
2,000	Coleman Cable, Inc.[2]	10/01/12	9.875	2,097,500

2,850	Coleman Cable, Inc.[1,2]	10/01/12	9.875	2,988,937

3,500	Collins & Aikman Floorcovering,
	Series B2	02/15/10	9.750	3,585,050

6,000	CPG International, Inc.[2]	07/01/13	10.500	6,360,000

4,075	Interface, Inc.[2]	02/01/10	10.375	4,482,500

3,000	Masonite Corp.[1,2]	04/06/15	11.000	2,835,000

3,000	Propex Fabrics, Inc.[2]	12/01/12	10.000	2,775,000

				25,123,987

Business services/office equipment—3.61%
5,000	Harland Clarke Holdings[1,2]	05/15/15	9.500	5,100,000

576	Invensys PLC[1,2]	03/15/11	9.875	619,200

5,000	Xerox Capital Trust I2	02/01/27	8.000	5,093,750

				10,812,950

Chemicals—5.90%
3,000	Equistar Chemicals LP2	09/01/08	10.125	3,157,500

1,500	Ineos Group Holdings PLC[1,2]	02/15/16	8.500	1,509,375

1,000	Millennium America, Inc.[2]	06/15/08	9.250	1,032,500

2,000	Momentive Performance[1,2]	12/01/14	9.750	2,090,000

3,000	Momentive Performance[1,2]	12/01/14	10.125	3,135,000

1,000	Momentive Performance[1,2]	12/01/16	11.500	1,050,000

2,012	Montell Finance Co. BV1,2	03/15/27	8.100	2,001,940

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Chemicals—(concluded)
$3,500	Polyone Corp.[2]	05/15/10	10.625%	$3,683,750

				17,660,065

Consumer products-durables—0.89%
2,500	Da-Lite Screen Co., Inc.[2]	05/15/11	9.500	2,650,000

Consumer products-non durables—1.41%
4,060	Prestige Brands, Inc.[2]	04/15/12	9.250	4,232,550

Consumer services—6.70%
2,750	Ahern Rentals, Inc.[2]	08/15/13	9.250	2,846,250

2,000	Ashtead Holdings PLC[1,2]	08/01/15	8.625	2,110,000

4,000	Hertz Corp.[2]	01/01/16	10.500	4,515,000

5,250	Mobile Services Group, Inc.[1,2]	08/01/14	9.750	5,722,500

1,000	Monitronics International, Inc.	09/01/10	11.750	1,091,250

3,500	Sunstate Equipment Co.[1,2]	04/01/13	10.500	3,762,500

				20,047,500

Defense/aerospace—0.71%
1,000	Hawker Beechcraft Acquisition Co.[1,2]	04/01/15	8.875	1,055,000

1,000	Hawker Beechcraft Acquisition Co.[1,2]	04/01/17	9.750	1,070,000

				2,125,000

Electric-generation—2.27%
3,000	Mirant Americas Generation LLC[2]	05/01/31	9.125	3,442,500

3,185	Reliant Energy, Inc.[2]	07/15/10	9.250	3,340,269

				6,782,769

Electronics—3.70%
6,000	NXP BV/NXP Funding LLC[1]	10/15/15	9.500	6,210,000

5,000	Sanmina-SCI Corp.[2]	03/01/16	8.125	4,862,500

				11,072,500

Energy-oilfield services—2.71%
7,750	Bluewater Finance Ltd.[2]	02/15/12	10.250	8,098,750

Energy-refining & marketing—1.27%
3,605	Giant Industries, Inc.[2]	05/15/12	11.000	3,812,288

Entertainment—0.34%
1,000	Imax Corp.[2]	12/01/10	9.625	1,007,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Finance-captive automotive—3.16%
$7,000	Ford Motor Credit Co. LLC[2]	09/15/10	9.750%	$7,419,881

2,000	GMAC LLC[2]	03/02/11	7.250	2,038,702

				9,458,583

Food—0.38%
1,000	Nutro Products, Inc.[1,2]	04/15/14	10.750	1,145,000

Gaming—11.52%
4,500	Circus & Eldorado Joint Venture[2]	03/01/12	10.125	4,725,000

4,400	Inn Of The Mountain Gods
	Resort & Casino[2]	11/15/10	12.000	4,763,000

6,000	Jacobs Entertainment, Inc.[2]	06/15/14	9.750	6,255,000

3,000	Little Traverse Bay Bands of Odawa
	Indians[1,2]	02/15/14	10.250	3,120,000

2,525	MTR Gaming Group, Inc., Series B2	04/01/10	9.750	2,641,781

3,200	Pokagon Gaming Authority[1,2]	06/15/14	10.375	3,600,000

2,750	River Rock Entertainment Authority[2]	11/01/11	9.750	2,908,125

6,350	Wheeling Island Gaming, Inc.[2]	12/15/09	10.125	6,461,125

				34,474,031

Healthcare—3.56%
3,000	American Holding Co./EmCare
	Holding Co.[2]	02/15/15	10.000	3,315,000

4,750	Ameripath, Inc.[2]	04/01/13	10.500	5,177,500

2,000	HCA, Inc.[1,2]	11/15/14	9.125	2,170,000

				10,662,500

Home construction—0.61%
2,000	Stanley Martin-Community LLC[2]	08/15/15	9.750	1,820,000

Industrial-other—1.20%
3,500	HydroChem Industrial Services, Inc.[1,2]	02/15/13	9.250	3,605,000

Media-broadcast/outdoor—6.00%
5,775	CMP Susquehanna[1,2]	05/15/14	9.875	5,890,500

3,450	Sirius Satellite Radio[2]	08/01/13	9.625	3,458,625

6,000	Univision Communications[1,2]	03/15/15	9.750	6,210,000

2,358	Young Broadcasting, Inc.[2]	03/01/11	10.000	2,399,265

				17,958,390

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Media-cable—1.34%
$3,000	CCH I Holdings LLC[2]	05/15/14	10.000%	$2,880,000

1,000	Rainbow National Services LLC[1,2]	09/01/14	10.375	1,122,500

				4,002,500

Media-publishing—7.47%
2,250	American Color Graphics, Inc.[2]	06/15/10	10.000	1,935,000

4,000	American Media Operation, Series B2	05/01/09	10.250	3,925,000

975	Hollinger, Inc.[1,2]	03/01/11	12.875	828,750

4,625	Quebecor World Capital Corp.[1,2]	03/15/16	8.750	4,775,312

5,500	Sheridan Acquisition Corp.[2]	08/15/11	10.250	5,761,250

5,125	Vertis, Inc., Series B2	06/15/09	10.875	5,125,000

				22,350,312

Media-services—3.05%
4,000	Affinion Group, Inc.[2]	10/15/13	10.125	4,380,000

4,500	Baker & Taylor, Inc.[1,2]	07/01/13	11.500	4,753,125

				9,133,125

Metals/mining excluding steel—2.95%
3,000	American Rock Salt Co. LLC[2]	03/15/14	9.500	3,041,250

2,300	Better Minerals & Aggregates Co.[4,5]	09/15/09	13.000	1,840,000

4,000	Neenah Corp.[2]	01/01/17	9.500	3,960,000

				8,841,250

Packaging & containers—2.49%
4,000	Exopack Holding Corp.[2]	02/01/14	11.250	4,360,000

3,000	Graham Packaging Co.[2]	10/15/14	9.875	3,090,000

				7,450,000

Paper/forest products—12.61%
5,000	Abitibi-Consolidated, Inc.[2]	08/01/10	8.550	4,775,000

7,500	Ainsworth Lumber[2]	10/01/12	7.250	5,840,625

6,750	Bowater Canada Finance[2]	11/15/11	7.950	6,505,312

1,250	Bowater, Inc.[2]	10/15/12	9.500	1,265,625

2,070	Buckeye Technologies, Inc.[2]	09/15/08	9.250	2,070,000

5,000	Cellu Tissue Holdings, Inc.[2]	03/15/10	9.750	5,025,000

1,000	Millar Western Forest[2]	11/15/13	7.750	867,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Paper/forest products—(concluded)
$4,000	Newpage Corp.[2]	05/01/12	10.000%	$4,415,000

1,000	Newpage Corp.[2]	05/01/13	12.000	1,110,000

5,500	Verso Paper Holdings LLC[1,2]	08/01/16	11.375	5,885,000

				37,759,062

Real estate management-services—0.65%
2,000	Realogy Corp.[1,2]	04/15/15	12.375	1,950,000

Retail-food & drug—1.75%
3,400	Jean Coutu Group PLC	08/01/14	8.500	3,670,062

1,412	Susser Holdings LLC[2]	12/15/13	10.625	1,553,200

				5,223,262

Retail-restaurants—4.86%
4,500	Buffets, Inc.[2]	11/01/14	12.500	4,590,000

3,725	Restaurant Co.[2]	10/01/13	10.000	3,613,250

2,000	Sbarro, Inc.[1]	02/01/15	10.375	2,070,000

5,000	VICORP Restaurants, Inc.[2]	04/15/11	10.500	4,275,000

				14,548,250

Retail-specialty—3.68%
4,400	Brookstone Co., Inc.[2]	10/15/12	12.000	4,642,000

2,350	GameStop Corp.[2]	10/01/12	8.000	2,502,750

3,125	Gregg Appliances, Inc.[2]	02/01/13	9.000	3,351,563

500	Sally Holdings LLC[1,2]	11/15/16	10.500	518,125

				11,014,438

Steel producers/products—0.63%
1,750	Edgen Acquisition Corp.[2]	02/01/11	9.875	1,872,500

Technology-hardware—2.07%
1,200	Freescale Semiconductor[1,2]	12/15/14	8.875	1,201,500

5,000	Freescale Semiconductor[1,2]	12/15/16	10.125	5,006,250

				6,207,750

Technology-software—3.48%
6,250	Sungard Data Systems, Inc.[2]	08/15/15	10.250	6,835,938

3,500	Unisys Corp.[2]	10/15/15	8.500	3,578,750

				10,414,688

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(concluded)

Telecom-satellite—1.07%
$3,000	Intelsat Subsidiary Holding Co. Ltd.[2]	01/15/15	8.625%	$3,213,750

Telecom-wireless—5.74%
3,608	Alamosa Delaware, Inc.[2]	07/31/10	11.000	3,826,944

988	American Cellular Corp., Series B2	08/01/11	10.000	1,038,635

312	Centennial Cellular Operating Co. LLC[2]	12/15/08	10.750	313,560

3,000	Centennial Communications Corp.[2]	06/15/13	10.125	3,243,750

2,000	Dobson Cellular Systems[2]	11/01/12	9.875	2,185,000

1,750	US Unwired, Inc., Series B2	06/15/12	10.000	1,895,630

4,000	Wind Acquisition Finance SA1,2	12/01/15	10.750	4,680,000

				17,183,519

Telecom-wirelines—2.17%
6,000	Citizens Communications[2]	08/15/31	9.000	6,495,000

Telecommunications equipment—1.86%
5,000	Nortel Networks Ltd.[1,2]	07/15/13	10.125	5,575,000

Textile/apparel—3.74%
6,400	Levi Strauss & Co.[2]	12/15/12	12.250	6,960,000

4,158	Rafaella Apparel Group[2]	06/15/11	11.250	4,241,160

				11,201,160

Transportation services—1.06%
3,000	Navios Maritime Holdings[1,2]	12/15/14	9.500	3,183,750

Total corporate bonds (cost—$389,227,199)				396,854,854

Number of
shares

Common stocks*—0.01%

Consumer services—0.00%
5,456	NCI Holdings, Inc.[4,5]			0

Energy-refining & marketing—0.00%
1,253	Orion Refining Corp.[4,5]			0

Retail-restaurants—0.00%
129	American Restaurant Group, Inc.[4,5]			0

Telecom-wireless—0.01%
636	American Tower Corp., Class A2			27,462

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Number of
shares/units		Value

Common stocks*—(concluded)

Telecom-wirelines—0.00%
1,052	XO Holdings, Inc.	$4,997

Total common stocks (cost—$2,716,866)		32,459

Other equity security4,6,*—0.00%

Media-cable—0.00%
2,000,000	Adelphia Contingent Value Vehicle (cost—$0)	0

Number of
warrants

Warrants*—0.30%

Building materials—0.00%
2,500	Dayton Superior Corp., strike @ $0.01 expires 06/15/09[5,7]	0

Energy-oilfield services—0.30%
4,500	Key Energy Services, Inc., strike @ $4.88 expires 01/15/09[2]	894,375

Technology-software—0.00%
3,000	Knology Holdings, Inc., strike @ $0.10 expires 10/22/07[5,7]	0

Telecom-wirelines—0.00%
4,950	Pathnet, Inc., strike @ $0.01, expires 04/15/08[4,5]	0

2,105	XO Holdings, Inc., Series A, strike @ $6.25, expires 01/16/10[2]	1,474

1,578	XO Holdings, Inc., Series B, strike @ $7.50, expires 01/16/10[2]	710

1,578	XO Holdings, Inc., Series C, strike @ $10.00, expires 01/16/10[2]	331

		2,515

Total warrants (cost—$51,560)		896,890

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Principal
amount		Maturity	Interest
(000)		date	rate	Value

Repurchase agreement—7.40%

$22,144	Repurchase agreement dated 05/31/07
	with State Street Bank & Trust Co.,
	collateralized by $22,520,205
	US Treasury Notes, 4.625% due
	03/31/08 to 09/30/08
	(value—$22,587,137);
	proceeds: $22,146,891
	(cost—$22,144,000)	06/01/07	4.700%	$22,144,000

Total investments (cost—$414,139,625)—140.29%				419,928,203

Liabilities in excess of other assets—(40.29)%				(120,592,128)

Net assets—100.00%				$299,336,075

*	Non-income producing.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 37.42% of net assets as of May 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
2	Entire or partial amount pledged as collateral for bank loan.
3	Floating rate security. The interest rate shown is the current rate as of May 31, 2007.
4	Illiquid securities representing 0.61% of net assets as of May 31, 2007.
5	Security is being fair valued by a valuation committee under the direction of the board of directors.
6	Represents contingent value obligations, which are considered illiquid and are fair valued at zero by a valuation committee under the direction of the board of directors.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of May 31, 2007, are considered illiquid and restricted. (See table below for more information).

			Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value at	percentage
Restricted securities	date(s)	cost	of net assets	05/31/07	of net assets

Dayton Superior
Corp., warrants,
expiring 06/15/09	06/09/00	$46,550	0.02%	$0	0.00%

Knology Holdings,
Inc., warrants,
expiring 10/22/07	06/08/98,
	04/26/00	5,000	0.00	0	0.00

		$51,550	0.02%	$0	0.00%

GMAC	General Motors Acceptance Corporation
OEM	Original Equipment Manufacturer

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2007

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	84.4%

Canada	8.0

Netherlands	2.0

Cayman Islands	1.9

Luxembourg	1.1

United Kingdom	1.0

Bermuda	0.8

Marshall Islands	0.8

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2007

Assets:
Investments in securities, at value (cost—$414,139,625)	$419,928,203

Cash	8,977,165

Receivable for interest	10,344,038

Other assets	38,408

Total assets	439,287,814

Liabilities:
Payable for bank loan	135,750,000

Payable for investments purchased	3,108,073

Payable for interest on bank loan	666,860

Payable to investment manager and administrator	259,478

Accrued expenses and other liabilities	167,328

Total liabilities	139,951,739

Net Assets:
Capital Stock—$0.001 par value; 200,000,000 shares
authorized; 60,947,819 shares issued and outstanding	674,035,468

Accumulated undistributed net investment income	2,161,899

Accumulated net realized loss from investment activities	(382,649,870)

Net unrealized appreciation of investments	5,788,578

Net assets	$299,336,075

Net asset value per share	$4.91

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the
year ended
May 31, 2007

Investment income:
Interest	$43,355,955

Expenses:
Interest expense, loan commitment and other loan fees	7,865,820

Investment management and administration fees	3,009,258

Custody and accounting fees	146,795

Professional fees	141,151

Reports and notices to shareholders	131,946

Stock exchange listing fees	37,373

Directors’ fees	22,502

Transfer agency fees	14,788

Insurance fees	12,454

Other expenses	19,015

11,401,102

Net investment income	31,954,853

Realized and unrealized gains (losses) from investment activities:
Net realized loss from investments	(7,343,936)

Net change in unrealized appreciation/depreciation of investments	11,423,952

Net realized and unrealized gain from investment activities	4,080,016

Net increase in net assets resulting from operations	$36,034,869

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,

	2007	2006

From operations:
Net investment income	$31,954,853	$34,347,747

Net realized losses from investments	(7,343,936)	(20,646,706)

Net change in unrealized appreciation/depreciation of investments	11,423,952	17,105,929

Net increase in net assets resulting from operations	36,034,869	30,806,970

Dividends to shareholders from:
Net investment income	(30,338,282)	(34,021,749)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	2,464,681	2,399,234

Net increase (decrease) in net assets	8,161,268	(815,545)

Net assets:
Beginning of year	291,174,807	291,990,352

End of year	$299,336,075	$291,174,807

Accumulated undistributed net investment income	$2,161,899	$539,679

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the
year ended
May 31, 2007

Cash flows provided from (used for) operating activities:
Interest received	$46,278,199

Operating expenses paid	(3,564,649)

Interest paid	(7,848,578)

Purchase of short-term portfolio investments, net	(21,658,000)

Purchase of long-term portfolio investments	(189,567,732)

Sale of long-term portfolio investments	218,159,907

Net cash provided from operating activities	41,799,147

Cash flows used for financing activities:
Dividends paid to shareholders	(27,873,601)

Paydown of bank loan	(5,000,000)

Net cash used for financing activities	(32,873,601)

Net increase in cash	8,925,546

Cash at beginning of year	51,619

Cash at end of year	$8,977,165

Reconciliation of net increase in net assets resulting from
operations to net cash provided from operating activities:
Net increase in net assets resulting from operations	$36,034,869

Decrease in investments, at value	830,190

Decrease in receivable for interest	1,838,140

Increase in other assets	(16,335)

Increase in payable for investments purchased	3,108,073

Increase in payable for interest on bank loan	17,242

Increase in payable to investment manager and administrator	1,642

Decrease in accrued expenses and other liabilities	(14,674)

Net cash provided from operating activities	$41,799,147

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended May 31,

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$4.82	$4.87	$5.02	$4.75	$4.98

Net investment income	0.53 [1]	0.57	0.61	0.65	0.66

Net realized and unrealized gains (losses) from investment activities	0.06	(0.05)	(0.11)	0.23	(0.23)

Net increase from operations	0.59	0.52	0.50	0.88	0.43

Dividends from net investment income	(0.50)	(0.57)	(0.65)	(0.61)	(0.66)

Net asset value, end of year	$4.91	$4.82	$4.87	$5.02	$4.75

Market value, end of year	$5.14	$4.78	$5.10	$5.42	$5.04

Total investment return[2]	19.13%	5.26%	5.99%	20.92%	3.85%

Ratios/supplemental data:

Net assets, end of year (000’s)	$299,336	$291,175	$291,990	$214,425	$198,229

Expenses to average net assets,
including interest expense	3.88%	3.41%	2.37%	1.82%	2.20%

Expenses to average net assets,
excluding interest expense	1.20%	1.24%	1.22%	1.16%	1.23%

Net investment income to
average net assets	10.88%	11.76%	11.89%	12.92%	15.03%

Portfolio turnover	46%	40%	44%	53%	37%

Asset coverage[3]	$3,205	$3,069	$3,078	$3,430	$3,550

1	Calculated using the average month-end shares outstanding for the year.

2	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares.

3	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the

Managed High Yield Plus Fund Inc.

Notes to financial statements

investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange (“NYSE”), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or

Managed High Yield Plus Fund Inc.

Notes to financial statements

upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax”

Managed High Yield Plus Fund Inc.

Notes to financial statements

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $27,849,063. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Borrowings
The Fund has a $175 million committed credit facility (the “Facility”). Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/ 3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $376,968,251 on May 31, 2007 as collateral for the bank loan.

For the year ended May 31, 2007, the Fund borrowed a daily average balance of $135,858,219 at a weighted average borrowing cost of approximately 5.79%.

Purchases and sales of securities
For the year ended May 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $192,675,805 and $218,127,903 respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006, were as follows:

Distributions paid from:	2007	2006

Ordinary income	$30,338,282	$34,021,749

At May 31, 2007, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$2,161,899

Accumulated realized capital and other losses	(382,649,870)

Net unrealized appreciation of investments	5,788,578

Total accumulated deficit	$(374,699,393)

Managed High Yield Plus Fund Inc.

Notes to financial statements

At May 31, 2007, the Fund had a net capital loss carryforward of $375,955,598. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2008	$50,099,935

2009	71,221,921

2010	71,854,329

2011	95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

Total	$375,955,598

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $13,100,516 of capital loss carryforward expired unutilized. Also, in accordance with US Treasury regulations, the Fund has elected to defer $6,694,272 of net realized capital losses arising after October 31, 2006. Such losses are treated for tax purposes as arising on June 1, 2007.

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at May 31, 2007 were as follows:

Tax cost of investments	$414,139,625

Gross unrealized appreciation (from investments having an excess of value over cost)	14,163,409

Gross unrealized depreciation (from investments having an excess of cost over value)	(8,374,831)

Net unrealized appreciation	$5,788,578

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2007, the Fund’s undistributed net investment income was increased $5,649, accumulated net realized loss from investments was decreased $13,100,516 and paid-in-capital was decreased $13,106,165. These differences are primarily due to expiration of capital loss carryforwards and non-deductible expenses.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance

Managed High Yield Plus Fund Inc.

Notes to financial statements

for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of this Fund’s November 30, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 60,947,819 shares outstanding at May 31, 2007. Transactions in shares of common stock were as follows:

	Shares	Amount

For the year ended May 31, 2007:
Shares issued through Dividend Reinvestment Plan	507,052	$2,464,681

For the year ended May 31, 2006:
Shares issued through Dividend Reinvestment Plan	493,670	$2,399,234

Managed High Yield Plus Fund Inc.

Report of Ernst &Young LLP, Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 13, 2007

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filling has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (’’SEC’’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Clarification to asset segregation policy

Cover for strategies using derivative instruments. Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside

Managed High Yield Plus Fund Inc.

General information (unaudited)

cash or liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

With respect to futures contracts, the Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” the Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place segregated assets in a segregated account of the Fund in an amount equal to the contracts’ full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund’s custodian or sub-custodian will place segregated assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund.

When the Fund enters into a non-deliverable forward transaction, the Fund’s custodian will maintain segregated assets in an amount not less than the value of the Fund’s unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets

Managed High Yield Plus Fund Inc.

General information (unaudited)

on a daily basis so that the value of the account will equal the amount of the Fund’s unrealized loss under the non-deliverable forward agreement.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivatives instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover positions or segregated accounts could impede portfolio management or the Fund’s ability to meet current obligations.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through

Managed High Yield Plus Fund Inc.

General information (unaudited)

receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten business days. If, before the transfer agent has completed its open-market purchases,the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease

Managed High Yield Plus Fund Inc.

General information (unaudited)

making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

(This page has been left blank intentionally)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about thedirectors and is being mailed to shareholders concurrently with this annual report.

Interested Director
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	Time served	during past 5 years

Meyer Feldberg; †† 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1998	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by director	held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Director	Since 1998 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March1995).

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street, 8th Floor Washington DC 20006	Director	Since 1998	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by director	held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committeeand as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Heather R. Higgins; 47 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (2001–2007).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by director	held by director

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Bubloski is an associate director (since 2003) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region, with which she has been employed since 1994. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director (since 2001)) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global Asset Management—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Nancy Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

John Penicook**; 49	Vice President	Since 2002	Mr. Penicook is a managing director (since 2000) and global head of fixed income (since 2002) of UBS Global AM—Americas region. Mr. Penicook is a vice president of three investment companies (consisting of three portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 93 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
	held with	length of	number of portfolios in fund complex
Name, address, and age	Fund	time served	for which person serves as officer

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Managed High Yield Plus Fund Inc.

New York Stock Exchange Certifications (unaudited)

Managed High Yield Plus Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2006 annual meeting of shareholders, it filed a certification with the NYSE on October 10, 2006 stating that its president was unaware of any violation of the NYSE’s corporate governance listing standards.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	John Penicook
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.    Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $53,500 and $51,400, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $22,773 and $22,212, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements, (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) agreed upon procedures for a revolving line of credit for the registrant’s fiscal years ended 2006 and 2005.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,500 and $14,950, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended May 31, 2007 and May 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended May 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate fees billed by E&Y of $38,273 and $45,162, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$38,273	$37,162
Non-Covered Services	0	8,000

(h)	The registrant’s audit committee was not required to consider whether the provision of non- audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6.   Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Thomas Haag, CFA, is the registrant’s portfolio manager
Title – His title is Executive Director, Senior Portfolio Manager of UBS Global AM, the registrant’s investment advisor.
Length of Service – He assumed day-to-day portfolio management responsibilities for the fund on June 1, 2007. (Shu-Yang Tan, the prior portfolio manager, ceased being responsible for the day-to-day management of the registrant on May 31, 2007.)

Business Experience Last 5 Years – Mr. Haag is an Executive Director and Senior Portfolio Manager (since April 2007) of UBS Global AM. Prior to joining UBS Global AM, he had served as a high yield portfolio manager for another firm since 2002. Mr. Haag has held other positions relating to high yield portfolio management and credit research dating back to 1986.

Information above regarding Mr. Haag is as of July 30, 2007

(a)	(2) (i) Mr. Haag is primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a)	(2) (ii) (A) Registered Investment Companies

The portfolio manager is responsible for 3 additional Registered Investment Companies having $385,161,551 in total aggregate assets.

(a)	(2) (ii) (B) Other Pooled Investment Vehicles

The portfolio manager is responsible for 5 Other Pooled Investment Vehicles having $597,136,012 in total aggregate assets.

(a)	(2) (ii) (C) Other Accounts

The portfolio manager is responsible for 2 Other Accounts having less than $10,000 in assets.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

	None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information for Mr. Haag in Item 8(a)(2) is provided based upon the May 31, 2007, assets of the accounts for which he was or has since assumed primary day-to-day portfolio management responsibilities. He became the new portfolio manager for the registrant on June 1, 2007.)

(a)	(3)	Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. Haag, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark is the Merrill Lynch US High Yield Cash Pay Constrained Index. (Information in Item 8(a)(3) is provided as of July 30, 2007, as Mr. Haag assumed portfolio management responsibilities as of June 1, 2007.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information for Mr. Haag is provided as of July 30, 2007, as he is the new portfolio manager for the registrant, since June 1, 2007.)

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)

under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed August 9, 2004 (Accession Number: 0000950136-04-002500)(SEC File No. 811-08765).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2007